Supplement to the
Fidelity® Equity Dividend Income Fund
Class K
January 29, 2024
Prospectus
The following information replaces similar information found in the “Fund Summary” section under the “Investment Objective” heading.
Fidelity® Equity Dividend Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
The following information replaces similar information found in the “Investment Details” section under the “Investment Objective” heading.
Fidelity® Equity Dividend Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
The following information replaces similar information found in the “Investment Details” section under the “Non-Fundamental Investment Policies” heading.
Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Equity Dividend Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.45%A,B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%B
Total annual operating expenses	0.46%

A	The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.06% was previously charged under the services agreements.

B	Adjusted to reflect current fees.

1 year	$47
3 years	$148
5 years	$258
10 years	$579

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual management fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.45%. One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

EII-K-PSTK-1024-109 1.891275.109	October 25, 2024